AMENDED AND RESTATED SCHEDULE A TO GLOBAL X FUNDS DISTRIBUTION AND SERVICE PLAN As of May 19, 2023 Name of Fund Date Fund Approved by Board Date Board Approved Continuance of I/A/A Date Fund Commenced Operations Global X MSCI Norway ETF October 2, 2009 November 11, 2022 November 9, 2010 Global X MSCI Argentina ETF December 5, 2008 November 11, 2022 March 2, 2011 Global X MSCI Colombia ETF December 5, 2008 November 11, 2022 February 5, 2009 Global X MSCI Pakistan ETF October 2, 2009 November 11, 2022 April 22, 2015 Global X MSCI China Consumer Discretionary ETF October 2, 2009 November 11, 2022 November 30, 2009 Global X MSCI China Energy ETF October 2, 2009 November 11, 2022 December 15, 2009 Global X MSCI China Financials ETF October 2, 2009 November 11, 2022 December 10, 2009 Global X MSCI China Industrials ETF October 2, 2009 November 11, 2022 November 30, 2009 Global X MSCI China Materials ETF October 2, 2009 November 11, 2022 January 12, 2010 Global X MSCI China Communication Services ETF October 2, 2009 November 11, 2022 December 8, 2009 Global X Copper Miners ETF March 26, 2010 November 11, 2022 April 19, 2010 Global X Silver Miners ETF March 26, 2010 November 11, 2022 April 19, 2010 Global X Lithium & Battery Tech ETF June 4, 2010 November 11, 2022 July 22, 2010 Global X Uranium ETF June 4, 2010 November 11, 2022 November 4, 2010 Global X China Mid Cap ETF June 4, 2010 November 11, 2022 Global X Gold Explorers ETF August 27, 2010 November 11, 2022 November 3, 2010 Global X MSCI Next Emerging & Frontier ETF November 17, 2010 November 11, 2022 November 6, 2013 Global X FTSE Southeast Asia ETF November 17, 2010 November 11, 2022 February 16, 2011 Global X SuperDividend® ETF February 25, 2011 November 11, 2022 June 8, 2011 Global X MLP ETF May 11, 2011 November 11, 2022 April 18, 2012 Global X MSCI Portugal ETF August 19, 2011 November 11, 2022 November 12, 2013 Global X MSCI Greece ETF August 19, 2011 November 11, 2022 December 7, 2011 Global X MSCI Nigeria ETF August 19, 2011 November 11, 2022 April 2, 2013 Global X Disruptive Materials ETF August 19, 2011 November 11, 2022 January 24, 2022 Global X Social Media ETF August 19, 2011 November 11, 2022 November 14, 2011 Global X Luxembourg ETF August 19, 2011 November 11, 2022 Global X Kuwait ETF August 19, 2011 November 11, 2022 Global X SuperIncome™ Preferred ETF February 24, 2012 November 11, 2022 July 16, 2012 Global X SuperDividend® REIT ETF February 24, 2012 November 11, 2022 March 16, 2015 Global X Guru® Index ETF May 25, 2012 November 11, 2022 June 4, 2012 Global X SuperDividend® U.S. ETF November 16, 2012 November 11, 2022 March 11, 2013 Global X MLP & Energy Infrastructure ETF February 22, 2013 November 11, 2022 August 6, 2013 Global X MSCI SuperDividend® Emerging Markets ETF November 14, 2014 November 11, 2022 March 16, 2015 Global X Alternative Income ETF March 10, 2015 November 11, 2022 July 13, 2015 Global X Renewable Energy Producers ETF April 21, 2015 November 11, 2022 May 27, 2015 Global X S&P 500® Catholic Values ETF May 29, 2015 November 11, 2022 April 18, 2016 Global X Internet of Things ETF November 13, 2015 November 11, 2022 September 12, 2016 Global X Health & Wellness ETF November 13, 2015 November 11, 2022 May 9, 2016 Global X FinTech ETF November 13, 2015 November 11, 2022 September 12, 2016 Global X Conscious Companies ETF November 13, 2015 November 11, 2022 July 11, 2016 Global X Education ETF February 26, 2016 November 11, 2022 July 10, 2020 Global X Robotics & Artificial Intelligence ETF February 26, 2016 November 11, 2022 September 12, 2016 Global X Aging Population ETF February 26, 2016 November 11, 2022 May 9, 2016 Global X Millennial Consumer ETF February 26, 2016 November 11, 2022 May 4, 2016

Name of Fund Date Fund Approved by Board Date Board Approved Continuance of I/A/A Date Fund Commenced Operations Global X MSCI SuperDividend® EAFE ETF September 9, 2016 November 11, 2022 November 14, 2016 Global X Founder-Run Companies ETF September 9, 2016 November 11, 2022 February 13, 2017 Global X U.S. Infrastructure Development ETF February 24, 2017 November 11, 2022 March 6, 2017 Global X U.S. Preferred ETF February 24, 2017 November 11, 2022 September 11, 2017 Global X Artificial Intelligence & Technology ETF February 23, 2018 November 11, 2022 May 11, 2018 Global X Autonomous & Electric Vehicles ETF February 23, 2018 November 11, 2022 April 13, 2018 Global X S&P 500® Quality Dividend ETF May 23, 2018 November 11, 2022 July 13, 2018 Global X E-commerce ETF May 23, 2018 November 11, 2022 November 27, 2018 Global X Genomics & Biotechnology ETF May 23, 2018 November 11, 2022 April 5, 2019 Global X Adaptive U.S. Factor ETF May 23, 2018 November 11, 2022 August 24, 2018 Global X MSCI China Consumer Staples ETF September 13, 2018 November 11, 2022 December 7, 2018 Global X MSCI China Real Estate ETF September 13, 2018 November 11, 2022 December 7, 2018 Global X MSCI China Health Care ETF September 13, 2018 November 11, 2022 December 7, 2018 Global X MSCI China Utilities ETF September 13, 2018 November 11, 2022 December 7, 2018 Global X MSCI China Information Technology ETF September 13, 2018 November 11, 2022 December 7, 2018 Global X DAX Germany ETF September 13, 2018 November 11, 2022 December 24, 2018 Global X NASDAQ 100 Covered Call ETF September 13, 2018 November 11, 2022 December 24, 2018 Global X S&P 500® Covered Call ETF September 13, 2018 November 11, 2022 December 24, 2018 Global X Cloud Computing ETF November 13, 2018 November 11, 2022 April 12, 2019 Global X Thematic Growth ETF November 13, 2018 November 11, 2022 October 25, 2019 Global X Russell 2000 Covered Call ETF November 13, 2018 November 11, 2022 April 17, 2019 Global X Cybersecurity ETF June 13, 2019 November 11, 2022 October 25, 2019 Global X Video Games & Esports ETF June 13, 2019 November 11, 2022 October 25, 2019 Global X Cannabis ETF June 13, 2019 November 11, 2022 September 17, 2019 Global X Emerging Markets Bond ETF February 18, 2020 November 11, 2022 June 1, 2020 Global X S&P Catholic Values Developed ex-U.S. ETF February 18, 2020 November 11, 2022 June 22, 2020 Global X Variable Rate Preferred ETF February 18, 2020 November 11, 2022 June 22, 2020 Global X Telemedicine & Digital Health ETF May 29, 2020 November 11, 2022 July 29, 2020 Global X S&P Catholic Values U.S. Aggregate Bond ETF May 29, 2020 November 11, 2022 Global X S&P 500 Covered Call & Growth ETF May 29, 2020 November 11, 2022 September 18, 2020 Global X Nasdaq 100 Covered Call & Growth ETF May 29, 2020 November 11, 2022 September 18, 2020 Global X U.S. Dividend Covered Call & Growth ETF May 29, 2020 November 11, 2022 Global X CleanTech ETF May 29, 2020 November 11, 2022 October 27, 2020 Global X Emerging Markets Internet & E- commerce ETF July 30, 2020 November 11, 2022 November 9, 2020 Global X Data Center REITs & Digital Infrastructure ETF July 30, 2020 November 11, 2022 October 27, 2020 Global X China Biotech Innovation ETF July 30, 2020 November 11, 2022 September 22, 2020 Global X China Innovation ETF November 11, 2020 November 11, 2022 February 22, 2021 Global X Adaptive U.S. Risk Management ETF November 11, 2020 November 11, 2022 January 12, 2021

Name of Fund Date Fund Approved by Board Date Board Approved Continuance of I/A/A Date Fund Commenced Operations Global X Clean Water ETF February 26, 2021 November 11, 2022 April 8, 2021 Global X Nasdaq 100 Tail Risk ETF May 21, 2021 November 11, 2022 August 25, 2021 Global X Nasdaq 100 Risk Managed Income ETF May 21, 2021 November 11, 2022 August 25, 2021 Global X Nasdaq 100 Collar 95-110 ETF May 21, 2021 November 11, 2022 August 25, 2021 Global X S&P 500 Tail Risk ETF May 21, 2021 November 11, 2022 August 25, 2021 Global X S&P 500 Risk Managed Income ETF May 21, 2021 November 11, 2022 August 25, 2021 Global X S&P 500 Collar 95-110 ETF May 21, 2021 November 11, 2022 August 25, 2021 Global X Blockchain ETF May 21, 2021 November 11, 2022 July 12, 2021 Global X AgTech & Food Innovation ETF May 21, 2021 November 11, 2022 July 12, 2021 Global X Hydrogen ETF May 21, 2021 November 11, 2022 July 12, 2021 Global X Solar ETF May 21, 2021 November 11, 2022 September 8, 2021 Global X Wind Energy ETF May 21, 2021 November 11, 2022 September 8, 2021 Global X MSCI Vietnam ETF August 4, 2021 November 11, 2022 December 7, 2021 Global X Blockchain & Bitcoin Strategy ETF September 17, 2021 November 11, 2022 November 15, 2021 Global X Green Building ETF November 12, 2021 November 11, 2022 April 11, 2022 Global X Financials Covered Call & Growth ETF November 12, 2021 November 11, 2022 November 21, 2022 Global X Information Technology Covered Call & Growth ETF November 12, 2021 November 11, 2022 November 21, 2022 Global X Health Care Covered Call & Growth ETF November 12, 2021 November 11, 2022 November 21, 2022 Global X Dow 30® Covered Call ETF November 12, 2021 November 11, 2022 February 23, 2022 Global X Metaverse ETF February 25, 2022 November 11, 2022 April 26, 2022 Global X Interest Rate Volatility & Inflation Hedge ETF February 25, 2022 November 11, 2022 July 5, 2022 Global X Interest Rate Hedge ETF February 25, 2022 November 11, 2022 July 5, 2022 Global X Russell 2000 Covered Call & Growth ETF August 10, 2022 November 11, 2022 October 4, 2022 Global X Emerging Markets ETF September 16, 2022 Global X Emerging Markets Great Consumer ETF September 16, 2022 Global X S&P 500 ESG Covered Call ETF November 11, 2022 February 21, 2023 Global X Nasdaq 100 ESG Covered Call ETF November 11, 2022 February 21, 2023 Global X MSCI Emerging Markets Covered Call ETF November 11, 2022 Global X Carbon Credits Strategy ETF November 11, 2022 Global X PropTech ETF November 11, 2022 April 11, 2023 Global X Gold Income Strategy ETF February 24, 2023 Global X U.S. Cash Flow Kings 100 ETF February 24, 2023 Global X Dow 30® Covered Call & Growth ETF May 19, 2023 Global X 1-3 Month T-Bill ETF May 19, 2023 Global X Defense Tech ETF May 19, 2023 Global X Brazil Active ETF May 19, 2023 Global X India Active ETF May 19, 2023